MEEDER AGGRESSIVE ALLOCATION FUND

Adviser Class shares: AGHAX

Institutional Class shares: AGHIX

Retail Class shares: FLAGX

MEEDER DYNAMIC ALLOCATION FUND

Adviser Class shares: DYGAX

Institutional Class shares: DYGIX

Retail Class shares: FLDGX

Supplement dated September 28, 2018 to the Prospectus and

Statement of Additional Information (“SAI”) dated April 30, 2018,

as previously supplemented on June 18, 2018

At a meeting held on September 28, 2018, the Board of Trustees of the Meeder Funds approved the reorganization of the Meeder Aggressive Allocation Fund (the “Aggressive Allocation Fund”) into the Meeder Dynamic Allocation Fund (the “Dynamic Allocation Fund”), to be effective as of December 3, 2018 (the “Merger Date”). Accordingly all references to the Aggressive Allocation Fund in the prospectus and SAI are deleted in their entirety effective as of the Merger Date.

Effective November 30, 2018, the Aggressive Allocation Fund will no longer accept orders from any new investors. Existing shareholders of the Aggressive Allocation Fund as of November 30, 2018 will be allowed to purchase shares, including those shares acquired through dividend reinvestment, through the close of business on November 30, 2018.

Any shareholders who have not exchanged or redeemed their shares of the Aggressive Allocation Fund prior to December 3, 2018 will have their shares automatically transferred to the Dynamic Allocation Fund as of that date. If you have questions or need assistance, please contact your financial advisor directly or the Funds at 1-800-325-3539.

This Supplement should be read in conjunction with the Prospectus and Statement of Additional Information dated April 30, 2018, as previously supplemented on June 18, 2018, which provide information that you should know about the Funds before investing and should be retained for future reference.